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                                 Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report attached as an exhibit to this Form 8-K, into the Company's previously filed Registration Statement File No. 333-32957.

                              ARTHUR ANDERSEN LLP

Boston, Massachusetts
June 15, 2000